UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 1, 2018

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REV Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

111 E. Kilbourn Avenue, Suite 2600, Milwaukee, WI 53202

(Address of principal executive offices and zip code)

(414) 290-0910

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2018, Ian Walsh, 51, was appointed Chief Operating Officer of REV Group, Inc. (the “Company”). Mr. Walsh replaces Thomas B. Phillips, who will remain at the Company in an advisory capacity through the end of fiscal year 2018 in order to ensure a smooth transition. Mr. Walsh will be responsible for working with the Company’s business units to ensure they are executing on key supply chain, quality, cost and new product initiatives, as well as overseeing business operations in the Commercial segment.

Mr. Walsh joins the Company from Textron, Inc., where he most recently served as President and Chief Executive Officer of TRU Simulation and Training, and, before that, as Senior Vice President and General Manager of Textron’s Weapon & Sensor Systems. Prior to joining Textron, Mr. Walsh served as an officer and naval aviator in the U.S. Marine Corps. He holds a bachelor’s degree from Hamilton College, a Master of Public Administration from Harvard University’s John F. Kennedy School of Government, and a Master of Business Administration from Harvard Business School.

Mr. Walsh’s annual base salary will be $500,000. In addition, Mr. Walsh will be eligible for annual cash incentive compensation, with a target value of 80% of his annual base salary for fiscal year 2018, prorated based on his date of hire. Total bonus potential will be capped at 200% of target payment. Mr. Walsh will also be eligible to receive long-term incentive compensation, and has received an initial award of restricted stock units equal to 150% of his annual base salary. Furthermore, Mr. Walsh has been approved for a one-time award of performance stock units in the amount of $750,000. Mr. Walsh will also be eligible for relocation benefits under the Company’s executive relocation program.

There are no arrangements or understandings between Mr. Walsh and any other person pursuant to which Mr. Walsh was appointed Chief Operating Officer, nor is there a family relationship between any Board member or executive officer of the Company and Mr. Walsh. Mr. Walsh has not entered into any related party transactions with the Company pursuant to 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On June 6, 2018, the Company issued a press release announcing Mr. Walsh’s appointment as described in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of REV Group, Inc., dated June 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

Date: June 6, 2018	By:	/s/ Pamela S. Krop
Pamela S. Krop
General Counsel